SALOMON BROTHERS
HIGH INCOME FUND INC

August 3, 1998



Dear Shareholders:

We are pleased to provide this semi-annual report for Salomon Brothers High Income Fund ("Fund") as of June 30, 1998. Included are a market commentary, a statement of the Fund's investments as of June 30, 1998 and financial statements for the six month period ended June 30, 1998.

During the six month period ended June 30, 1998, the net asset value for the Fund decreased from $14.92 per share to $14.53 per share at June 30, 1998. Dividends totaling $0.75 per share were paid from net investment income during this period. Assuming the reinvesment of these dividends in additional shares of the Fund, the net asset value return for the six months ended June 30, 1998 was 2.40%. During the same period, the JP Morgan Emerging Markets Bond Index Plus, which we use as a measure of the return of the overall market for emerging markets debt, returned -1.08%.

U.S. HIGH YIELD MARKET

In the first quarter of 1998, corporate earnings and credit quality were generally solid and supported spread tightening. The market's firmness appeared to be due to several factors including a high level of cash in the market and a strong rally in the U.S. Treasury market. The high yield market's increase was also fueled by strong demand from both retail and institutional buyers. High yield mutual funds were aggressive buyers, as they experienced record inflows during the period. Collateralized Bond Obligations (CBOs), insurance companies, pension funds and other institutional buyers have also been active participants.

The high yield market reversed its positive trend in the second quarter of 1998. Investors became increasingly concerned with the impact of fundamental problems in Japan, Russia and Southeast Asia, and a "flight-to-quality" ensued. Technical conditions were also weak, due to heavy new issuance. Toward quarter-end, however, new issuance began to slow, bringing supply and demand closer to equilibrium. In addition, the proposed buyout of TCI by AT&T and continued merger and acquisition activity in the cable/media sector helped provide a more positive tone to the market. During the period, the performance of the Fund was helped by its significant underexposure to the telecommunications industry and its overweighting in diversified services. However, these benefits were offset by the Fund's overweighting in energy, which underperformed due to lower energy prices. The Fund has maintained its underweighting in telecommunications and basic industries such as paper and chemicals which are currently suffering from lower commodity prices. In addition, the overall credit quality of the portfolio continues to be modestly upgraded.

Leisure/lodging, retail stores, technology, cable and media and gaming were outperforming industries during the six months ended June 30, 1998. Underperformers included auto manufacturing, energy, publishing, supermarkets and textile and apparel.

SALOMON BROTHERS HIGH INCOME FUND INC

EMERGING MARKETS DEBT SECURITIES

The emerging debt market stabilized in the six months ended June 30, 1998 despite the volatility surrounding the Asian stock, bond and currency crisis in October 1997. The asset class posted a return of -1.08% as measured by the JP Morgan Emerging Markets Bond Index Plus during that time period. By comparison, the Salomon Brothers Broad Investment Grade index, which is a proxy for investment grade fixed income securities, posted a return of 3.97%.

During the six months ended June 30, 1998, we continued to believe that the market risk in Asia had not disappeared. Events leading up to January, 1998, however, increased our confidence in global emerging market bond prospects. It seemed Asian countries were beginning to take steps to combat the weakness in their currencies: Korea exchanged over $20 billion in maturing short-term debt for longer-term bonds and subscribed to an International Monetary Fund (IMF) reform package; Thailand and Malaysia began to implement many IMF reforms; and China reaffirmed its commitment to maintaining Hong Kong's U.S. dollar currency peg. Consequently, we began to increase our exposure to the market. Our increased exposure was concentrated in those countries that had solid fundamentals and were not excessively reliant on the international capital markets, but were sold off in sympathy with Asia. Additionally, we continued to focus our investing in the U.S. dollar debt sector of the market, as opposed to the local currency markets. In this volatile environment, a better risk/reward profile was afforded via external debt relative value trading, rather than outright foreign exchange exposure.

For the six months ended June 30, 1998, outperformers in the emerging debt market included Argentina, Brazil, Mexico, Panama, The Philippines, Morocco, Bulgaria and Poland. Underperformers for the period included Ecuador, Venezuela, Peru and Russia.

In a continuing effort to provide timely information concerning the Fund, shareholders may call our toll free number at 1-888-777-0102, Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.



Cordially,

/s/ Heath B. McLendon                                  /s/ Peter J. Wilby

Heath B. McLendon                                      Peter J. Wilby
Chairman                                               Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Investments (unaudited)
June 30, 1998


  Principal
   Amount
   (000)        Corporate Bonds-- 72.1%                                                           Value
---------------------------------------------------------------------------------------------------------

              Basic Industries -- 7.6%
$      500    AEI Holding Co., 10.000% due 11/15/07 (a)................................      $    495,000
     1,000    Berry Plastics, 12.250% due 4/15/04......................................         1,090,000
       500    Envirosource Inc., 9.750% due 6/15/03 (a)................................           505,000
     1,000    Glencore Nickel, 9.000% due 12/1/14 .....................................           972,500
     1,000    PCI Chemicals Canada Inc., 9.250% due 10/15/07...........................           975,000
              Radnor Holdings:
       600       10.000% due 12/1/03...................................................           627,000
       150       Series B, 10.000% due 12/1/03.........................................           156,750
       500    Tekni-Plex Inc., 11.250% due 4/1/07......................................           552,500
                                                                                               ----------
                                                                                                5,373,750
                                                                                               ----------

              Consumer Cyclicals -- 1.4%
     1,000    Cole National Group, 8.625% due 8/15/07..................................         1,010,000
                                                                                               ----------


              Consumer Non-Cyclicals -- 15.5%
       500    Alaris Medical Systems, Inc., 9.750% due 12/1/06.........................           516,250
     1,000    B&G Foods Inc., 9.625% due 8/1/07........................................         1,017,500
     1,000    Carr-Gottstein Foods Co., 12.000% due 11/15/05...........................         1,110,000
       750    Dade International Inc., 11.125% due 5/1/06..............................           847,500
       500    Fresenius Medical Care Capital Trust, 9.000% due 12/1/06 ................           516,250
     1,000    Hines Horticulture, 11.750% due 10/15/05 ................................         1,100,000
     1,000    North Atlantic Trading, 11.000% due 6/15/04..............................         1,005,000
     1,500    Revlon Worldwide, zero coupon due 3/15/01................................         1,166,250
       750    Riddell Sports Inc., 10.500% due 7/15/07.................................           759,375
       500    Stroh Brewery, 11.100% due 7/1/06........................................           303,125
       500    Sun International Hotels, 9.000% due 3/15/07.............................           523,750
     1,000    Vencor Inc., 9.875% due 5/1/05 (a).......................................           985,000
       946    Waterford Gaming LLC, 12.750% due 11/15/03...............................         1,046,513
                                                                                               ----------
                                                                                               10,896,513
                                                                                               ----------
              Energy -- 6.8%
       500    Benton Oil & Gas, 11.625% due 5/1/03.....................................           532,500
       500    Cliffs Drilling, 10.250% due 5/15/03.....................................           535,000
     1,000    Dailey International Inc., 9.500% due 8/15/08............................           985,000
       400    Dawson Product Services, 9.375% due 2/1/07...............................           404,000
       500    Hvide Marine Inc., 8.375% due 2/15/08....................................           477,500



-------------------------------------------------------------------------------
                  See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

June 30, 1998


  Principal
   Amount
    (000)     Corporate Bonds (continued)                                                       Value
---------------------------------------------------------------------------------------------------------

              Energy -- 6.8% (concluded)
$    1,000    National Energy Group, 10.750% due 11/1/06...............................        $  910,000
       500    Pool Energy Services Co., 8.625% due 4/1/08 (a)..........................           490,000
       500    TransAmerican Energy, zero coupon until 6/15/99 (13.000% thereafter),
                due 6/15/02............................................................           410,000
                                                                                               ----------
                                                                                                4,744,000
                                                                                               ----------
              Financial -- 2.2%
       500    Airplanes Pass Through Trust, 10.875% due 3/15/19........................           564,770
     1,000    Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
                due 3/15/23 (a)........................................................         1,005,000
                                                                                               ----------
                                                                                                1,569,770
                                                                                               ----------
              Industrial/Manufacturing -- 10.1%
       500    Alvey Systems, 11.375% due 1/31/03.......................................           537,500
       750    Axiohm Transaction Solution, 9.750% due 10/1/07..........................           757,500
       500    Burke Industries Inc., 10.000% due 8/15/07...............................           507,500
       750    Foamex L.P., 9.875% due 6/15/07 .........................................           825,000
       750    High Voltage Engineering, 10.500% due 8/15/04............................           778,125
     1,000    International Knife & Saw Inc., 11.375% due 11/15/06.....................         1,065,000
       500    JH Heafner Co., 10.000% due 5/15/08 (a)..................................           510,000
     1,000    Motors & Gears Inc., 10.750% due 11/15/06................................         1,077,500
              Venture Holdings Trust:
       750      9.750% due 4/1/04 .....................................................           757,500
       250      9.500% due 7/1/05 .....................................................           254,375
                                                                                               ----------
                                                                                                7,070,000
                                                                                               ----------
              Media/Telecommunications -- 17.0%
              Adelphia Communications:
       450      9.250% due 10/1/02.....................................................           465,750
       550      9.875% due 3/1/07......................................................           595,375
     1,000    CSC Holdings Inc., 10.500% due 5/15/16 ..................................         1,173,750
     2,000    Century Communications, zero coupon due 1/15/08..........................           907,500
       500    Diamond Cable Co., zero coupon until 12/15/00 (11.750%
                thereafter), due 12/15/05 .............................................           415,000
     3,000    Hollinger Inc., Convertible Bond, zero coupon due 10/5/13................         1,245,000
     1,500    ICG Holdings, zero coupon until 9/15/00 (13.500% thereafter),
                due 9/15/05 ...........................................................         1,282,500

------------------------------------------------------------------------
                   See accompanying notes to financial tatements.

SALOMON BROTHERS HIGH INCOME FUND INC
Statement of Investments (unaudited)(continued)
June 30, 1998


 Principal
  Amount
   (000)      Corporate Bonds (concluded)                                                        Value
---------------------------------------------------------------------------------------------------------
              Media/Telecommunications -- 17.0% (concluded)
$    1,500    Intermedia Communications of Florida, zero coupon until 7/15/02
                (11.250% thereafter), due 7/15/07......................................      $  1,095,000
       500    Liberty Group Operating Corp., 9.375% due 2/1/08.........................           508,750
       750    Nextel Communications, zero coupon until 2/15/99 (9.750% thereafter),
                due 8/15/04............................................................           729,375
       500    Nextel Communications, zero coupon until 2/15/03 (9.950% thereafter),
                due 8/15/08 (a)........................................................           318,750
     1,300    NTL Inc., zero coupon until 2/1/01 (11.500% thereafter), due 2/1/06               1,072,500
       500      Perry Judd, 10.625% due 12/15/07 (a)...................................           527,500
     1,000      SFX Broadcasting, 10.750% due 5/15/06..................................         1,102,500
       500    Transwestern Publishing, 9.625% due 11/15/07 ............................           521,500
                                                                                               ----------
                                                                                               11,951,750
                                                                                               ----------
              Services/Other -- 6.7%
     1,500    Allied Waste Industries, zero coupon until 6/1/02 (11.300% thereafter),
                due 6/1/07.............................................................         1,102,500
       500    APCOA Inc., 9.250% due 3/15/08 (a).......................................           500,000
       500    La Petite Academy, 10.000% due 5/15/08 (a)...............................           506,250
     1,000    Loomis Fargo & Co., 10.000% due 1/15/04..................................         1,000,000
     1,000    Millar Western Forest, 9.875% due 5/15/08 (a)............................           982,500
       500    Norcal Waste Systems, 13.500% due 11/15/05...............................           585,000
                                                                                               ----------
                                                                 4,676,250
                                                                                               ----------
             Technology/Electronics -- 2.2%
     1,000    Amphenol Corp., 9.875% due 5/15/07.......................................         1,067,500
       500    Unisys Corp., 7.875% due 4/1/08..........................................           512,500
                                                                                               ----------
                                                                                                1,580,000
                                                                                               ----------
              Transportation -- 1.4%
       850    Ryder Inc., 10.000% due 12/1/06..........................................           986,000
                                                                                               ----------
              Utilities -- 1.2%
       750    AESCorp., 10.250% due 7/15/06............................................           819,375
                                                                                               ----------
              Total Corporate Bonds (Cost -- $48,788,960)..............................        50,677,408
                                                                                               ----------


-------------------------------------------------------------------------------
                   See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

June 30, 1998


 Principal
  Amount
   (000)        Sovereign Bonds-- 17.0%                                                           Value
---------------------------------------------------------------------------------------------------------

               Republic of Argentina:
 $     475       FRB, Series L, 6.625% due 3/31/05 (b).................................      $    420,078
       250       Global Bond, 11.375% due 1/30/17......................................           266,250
               Federal Republic of Brazil:
     1,488       C Bond, 8.000% due 4/15/14 (c)........................................         1,077,974
       875       Global Bond, 9.375% due 4/7/08........................................           806,094
               Republic of Bulgaria:
     2,000       FLIRB, Series A, 2.250% due 7/28/12 (b)...............................         1,208,750
       500       Discount Bond, Tranche A, 6.5625% due 7/28/24 (b).....................           379,062
     1,000     Costa Rica, Principal Bond, Series A, 6.250% due 5/21/10................           900,000
               Export-Import Bank of Korea Global Bond:
       100       7.250% due 6/25/01....................................................            88,870
       125       6.500% due 2/10/02....................................................           107,619
               Korea Development Bank, Global Bond:
       175       7.900% due 2/1/02.....................................................           158,148
       400       6.625% due 11/21/03...................................................           320,800
       250       7.375% due 9/17/04....................................................           201,875
     2,138     Republic of Ecuador, PDI Bond, 6.625% due 2/27/15 (b)(c)................         1,232,078
       750     Republic of Korea, 8.875% due 4/15/08...................................           679,688
       500     Republic of Panama, IRB, 3.750% due 7/17/14 (b) ........................           373,750
               Republic of Peru:
     2,000       FLIRB, 3.250% due 3/7/17 (b)..........................................         1,115,000
     1,000       PDI, 4.000% due 3/7/17 (b)............................................           618,750
       750     Republic of Philippines, 8.875% due 4/15/08.............................           720,937
               Republic of Venezuela:
       643       FLIRB, Series B, 6.625% due 3/31/07 (b)...............................           534,777
       400       Global Bond, 9.250% due 9/15/27.......................................           310,500
        79     Russia, IAN, 6.625% due 12/15/15 (a)(b).................................            44,103
       450     Russia Ministry of Finance, Global Bond, 11.750% due 6/10/03 (a)........           388,125
                                                                                               ----------
               Total Sovereign Bonds (Cost -- $11,985,555).............................        11,953,228
                                                                                               ----------

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC
Statement of Investments (unaudited) (continued)
June 30, 1998


  Principal
   Amount
   (000)        Loan Participations (d)-- 5.0%                                                   Value
---------------------------------------------------------------------------------------------------------
                The People's Democratic Republic of Algeria:
 $     364        Tranche A, 7.3125% due 3/6/00 (Chase Manhattan) (b)..................        $  341,818
       545        Tranche 1, 6.625% due 9/4/06 (Chase Manhattan) (b)...................           413,864
     1,000      Kingdom of Morocco, Tranche A, 6.5625% due 1/01/09 (b).................
                  (Morgan Guaranty Trust Company of New York)..........................           855,625
     4,000      Russia Principal Loan, 6.625% due 12/15/20 (J.P. Morgan) (b) (e).......         1,889,268
                                                                                               ----------
                Total Loan Participations (Cost -- $3,876,047).........................         3,500,575
                                                                                               ----------
                Preferred Stock -- 1.4%
---------------------------------------------------------------------------------------------------------

 10,000 Shares  Nebco Evans Holding Corp., 11.250% (f) (Cost -- $1,000,000)............         1,035,000
                                                                                               ----------

                Common Stock (g) -- 0.1%
---------------------------------------------------------------------------------------------------------
    500 Shares    AmeriKing, Inc. .....................................................            25,000
  2,875 Shares    United International Holdings........................................            31,625
                                                                                               ----------
                Total Common Stock (Cost -- $95,295)...................................            56,625
                                                                                               ----------
                Warrants & Rights (g) -- 0.1%
---------------------------------------------------------------------------------------------------------
2,500 Warrants  In Flight Phone (Exercise price of $.01 per share expiring on 8/31/02,
                  Each warrant exercisable for one share of common stock.).............                 0
4,000 Warrants  Terex Corporation Stock Appreciation Rights............................            88,000
                                                                                               ----------
                Total Warrants & Rights (Cost -- $0)...................................            88,000
                                                                                               ----------

-------------------------------------------------------------------------------
                     See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC
Statement of Investments (unaudited)(concluded)
June 30, 1998

 Principal
  Amount
   (000)       Repurchase Agreement-- 2.9%                                                       Value
---------------------------------------------------------------------------------------------------------

$    2,043     Chase Manhattan Bank, 5.480% due 7/1/98; Proceeds at maturity -- $2,043,311;
                 (Fully collateralized by U.S. Treasury Bond, 5.875% due 2/28/99;
                 Market value -- $2,083,860) (Cost -- $2,043,000).......................      $ 2,043,000
                                                                                              -----------

               Total Investments -- 98.6% (Cost -- $67,788,857*)........................       69,353,836
                                                                                              -----------

               Cash and Other Assets in Excess of Liabilities -- 1.4%...................          969,213
                                                                                              -----------

               Net Assets -- 100.0%
               (equivalent to $14.53 per share on 4,839,158 common shares outstanding)..      $70,323,049
                                                                                              ===========

-------------------------------------------------------------------------------

(a) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(b) Rate shown reflects rate in effect on June 30, 1998 on instrument with variable rate or step coupon rates.
(c) Payment-in-kind security for which all or part of the income earned is capitalized as additional principal.
(d) Participation interest was acquired through the financial institution indicated parenthetically.
(e) Portion of income earned is capitalized as Russia Interest in Arrears Notes.
(f) Payment-in-kind security for which income is capitalized as additional shares.
(g) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same. FLIRB -- Front-Loaded Interest Reduction Bond.
    FRB    -- Floating Rate Bond.
    IAN    -- Interest in Arrears Notes.
    IRB    -- Interest Reduction Bond.
    PDI    -- Past Due Interest.

-------------------------------------------------------------------------------
                     See accompanying notes to financial statements.
Page 8

SALOMON BROTHERS HIGH INCOME FUND INC
Statement of Assets and Liabilities (unaudited)
June 30, 1998


Assets
Investments, at value (Cost--$67,788,857)................................................     $69,353,836
Cash ....................................................................................             175
Interest receivable......................................................................       1,189,450
Prepaid expenses.........................................................................           6,345
                                                                                               ----------
      Total assets ......................................................................      70,549,806
                                                                                               ----------
Liabilities
Accrued professional fees................................................................          55,926
Dividends payable .......................................................................          53,897
Management fee payable (Note 2)..........................................................          40,963
Accrued expenses.........................................................................          75,971
                                                                                               ----------
      Total liabilities .................................................................         226,757
                                                                                               ----------
      Total net assets ..................................................................     $70,323,049
                                                                                               ==========
Net Assets
Common stock ($0.001 par value, authorized 100,000,000 shares;
   4,839,158 shares outstanding).........................................................         $ 4,839
Additional paid-in capital...............................................................      67,193,387
Overdistributed net nvestment income.....................................................        (408,145)
Accumulated net realized gain on investments ............................................       1,967,989
Net unrealized appreciation on investments ..............................................       1,564,979
                                                                                               ----------
      Total net assets...................................................................     $70,323,049
                                                                                               ==========
Net Asset Value, Per Share ($70,323,049 / 4,839,158 shares)..............................          $14.53
                                                                                                   ======

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Operations (unaudited)
For the Six Months Ended June 30, 1998


Income
     Interest (includes discount accretion of $780,492) .........................................      $ 3,608,388

Expenses
     Management fees (Note 2) ..................................................         $250,046
     Audit and tax services ....................................................           30,249
     Directors' fees and expenses ..............................................           23,803
     Transfer agent ............................................................           22,811
     Legal .....................................................................           23,315
     Printing ..................................................................           15,868
     Custodian..................................................................            8,927
     Amortization of deferred organization costs (Note 1).......................            1,795
     Other .....................................................................           23,785          399,599
                                                                                         --------       ----------
     Net investment income.......................................................................        3,208,789
                                                                                                        ----------
Net Realized and Unrealized Gain on Investments
     Net realized gain on investments............................................................        1,428,533
     Change in net unrealized appreciation on investments........................................       (2,888,515)
                                                                                                        ----------
     Net realized gain and change in net unrealized appreciation ................................       (1,459,982)
                                                                                                        ----------
     Net Increase in Net Assets from Operations..................................................      $ 1,748,807
                                                                                                        ==========

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
Page 10

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Changes in Net Assets


                                                                             Six Months Ended           Year Ended
                                                                              June 30, 1998            December 31,
                                                                               (unaudited)                 1997
------------------------------------------------------------------------------------------------------------------
Operations
     Net investment income ...............................................     $ 3,208,789              $6,862,065
     Net realized gain on investments.....................................       1,428,533               3,611,923
     Change in net unrealized appreciation................................      (2,888,515)               (267,238)
                                                                                ----------              ----------
     Net increase in net assets from operations ..........................       1,748,807              10,206,750
                                                                                ----------              ----------

Dividends and Distributions
     From net investment income ..........................................      (3,623,532)             (6,853,996)
     From net realized gain...............................................          --                   2,452,604)
                                                                                ----------              ----------
     Net decrease in net assets from dividends and distributions                (3,623,532)             (9,306,600)
                                                                                ----------              ----------

Capital Share Transactions
     Proceeds from shares issued in reinvestment of dividends
            (15,353 and 47,530 shares issued, respectively) ..............         246,881                 742,434
                                                                                ----------              ----------
     Total increase (decrease) in net assets..............................      (1,627,844)              1,642,584

Net Assets
     Beginning of period..................................................      71,950,893              70,308,309
                                                                               -----------             -----------
     End of period (includes undistributed (overdistributed) net investment
             income of ($408,145) and $6,598, respectively)................    $70,323,049             $71,950,893
                                                                               ===========             ===========

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                        Page 11

SALOMON BROTHERS HIGH INCOME FUND INC


Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND INC

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations in January 1993. As of June 30, 1998, the amortization of the deferred organization costs had been completed.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2. Management Fee and Other Transactions

The Fund has entered into an investment management and administration agreement with Salomon Brothers Asset Management Inc ("Investment Manager"), an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), pursuant to which the Investment Manager provides investment advisory and administrative services to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Manager has delegated certain administrative responsibilities to Mutual Management Corp. ("MMC"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and MMC. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. The agreement with the Investment Manager was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the Investment Manager, with and into Salomon Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997. On such date, Travelers became the ultimate parent company of the Investment Manager.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

SALOMON BROTHERS HIGH INCOME FUND INC

The Fund pays each Director not affiliated with the Investment Manager a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 3. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998, aggregated $37,356,361 and $38,323,069, respectively. The Federal income tax cost basis of the Fund's investments at June 30, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $3,270,168 and $1,705,189, respectively, resulting in net unrealized appreciation for Federal income tax purposes of $1,564,979.

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 6. Dividends Subsequent to June 30, 1998

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of August, September and October 1998, payable on August 28, 1998, September 25, 1998 and October 30, 1998 to shareholders of record on August 18, 1998, September 15, 1998 and October 13, 1998, respectively.

SALOMON BROTHERS HIGH INCOME FUND INC

Notes to Financial Statements (unaudited) (concluded)

Note 7. Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

SALOMON BROTHERS HIGH INCOME FUND INC


Financial Highlights


Data for a share of capital stock outstanding throughout the period:


                                           1998(1)       1997      1996         1995        1994      1993(2)
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period       $ 14.92    $  14.72    $13.50       $12.88      $15.59     $13.95
                                           -------     -------   -------      -------     -------    -------
Net investment income...............          0.66        1.43      1.52         1.52        1.38       1.18
Net realized and unrealized gain (loss)
   on securities....................         (0.30)       0.71      1.22         0.70       (2.32)      1.94
                                           -------     -------   -------      -------     -------    -------
Total from investment operations....          0.36        2.14      2.74         2.22       (0.94)      3.12
                                           -------     -------   -------      -------     -------    -------
Less distributions
   From net investment income.......         (0.75)      (1.43)    (1.52)       (1.53)      (1.39)     (1.16)
   From net realized gains..........           --        (0.51)      --         (0.07)      (0.38)     (0.23)
                                           -------     -------   -------      -------     -------    -------
Total distributions.................         (0.75)      (1.94)    (1.52)       (1.60)      (1.77)     (1.39)
                                           -------     -------   -------      -------     -------    -------
Offering costs on issuance of
    common stock....................           --          --        --           --          --       (0.09)
                                           -------     -------   -------      -------     -------    -------
Net asset value, end of period......       $ 14.53     $ 14.92    $14.72       $13.50      $12.88     $15.59
                                           =======     =======   =======      =======     =======    =======
Per share market value, end of period      $16.938     $16.438   $15.375      $14.125     $12.875    $15.875
                                           =======     =======   =======      =======     =======    =======
Total investment return based on
   market price per share(3)........         7.94%++    20.93%    20.98%       23.83%      (8.04%)    25.10%#
Ratios to average net assets:
   Operating expenses...............         1.12%+      1.10%     1.16%        1.22%       1.13%      1.09%+
   Net investment income............         9.00%+      9.53%    10.76%       11.68%       9.91%      8.64%+
Net assets, end of period (000).....       $70,323     $71,951   $70,301      $63,931     $60,344    $72,495
Portfolio turnover rate.............         53.1%      112.2%    110.4%       128.2%       76.6%      49.6%


--------------------------------------------------------------------------------
(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period January 29, 1993 (commencement of investment operations) through December 31, 1993.
(3) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
# Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


SALOMON BROTHERS HIGH INCOME FUND INC

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:


                                                                                            Net Realized Gain
                                                                                             (Loss) & Change
                                                                                            in Net Unrealized
                                                                  Net Investment               Appreciation
                                                                      Income                  (Depreciation)
                                                               -------------------     --------------------------
Quarters Ended(1)                                                Total   Per Share           Total     Per Share
-----------------------------------------------------------------------------------------------------------------
March 31, 1996...............................................  $1,854     $0.39              $1,617      $0.34

June 30, 1996................................................   1,838      0.39                 903       0.19

September 30, 1996...........................................   1,803      0.38               2,315       0.48

December 31, 1996............................................   1,755      0.36                 935       0.21

March 31, 1997...............................................   1,708      0.35                (565)     (0.11)

June 30, 1997................................................   1,724      0.36               2,447       0.51

September 30, 1997...........................................   1,713      0.36               1,569       0.33

December 31, 1997............................................   1,717      0.36                (106)     (0.02)

March 31, 1998...............................................   1,663      0.34                 959       0.20

June 30, 1998................................................   1,546      0.32              (2,419)     (0.50)

---------------------------------------------------------------------
(1) Totals expressed in thousands of dollars except per share amounts.

SALOMON BROTHERS HIGH INCOME FUND INC

Additional Shareholder Information (unaudited)

On January 15, 1998, a Special Meeting of the Fund's Stockholders was held for the purpose of voting on the following matter:

      1. The approval of a new investment advisory agreement between Salomon Brothers Asset Management and the Fund.

      The results of the vote on Proposal 1 were as follows:

                      % of Shares                        % of Shares          Votes        % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
-------------------------------------------------------------------------------------------------------

     4,271,090           97.4%           56,093             1.3%             56,398            1.3%
-------------------------------------------------------------------------------------------------------

                              --------------------


On April 16, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

      1. The election of Daniel P. Cronin, Jeswald W. Salacuse and Heath B. McLendon as Directors of the Fund; and

      2. The ratification of the selection of Pricewaterhouse Coopers LLP as the Fund's independent auditors for the fiscal year ending
         December 31, 1998.

      The results of the vote on Proposal 1 were as follows:

                                      Shares Voted       Percentage       Shares Votes      Percentage
 Name of Directors                         For          Shares Voted         Against       Shares Voted
--------------------------------------------------------------------------------------------------------

Daniel C. Cronin                        4,564,869           99.1%            40,868            0.8%
Jeswald W. Salacuse                     4,580,703           99.4%            25,039            0.5%
Heath B. McLendon                       4,580,703           99.4%            25,039            0.5%
---------------------------------------------------------------------------------------------------------

      The results of the vote on Proposal 2 were as follows:

                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
----------------------------------------------------------------------------------------------------------

    4,543,905           98.8%           11,458             0.2%             39,886            0.8%
----------------------------------------------------------------------------------------------------------

SALOMON BROTHERS HIGH INCOME FUND INC

Other Information (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

SALOMON BROTHERS HIGH INCOME FUND INC
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

SALOMON BROTHERS HIGH INCOME FUND INC

Other Information (unaudited) (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS HIGH INCOME FUND INC

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc
HEATH B. MCLENDON
      Managing Director, Smith Barney Inc.;
      President and Director, Mutual Management Corp.
      and Travelers Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy Advisors Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University


Officers
HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ALAN M. MANDEL
      Controller
ANTHONY PACE
      Assistant Controller
NOEL B. DAUGHERTY
      Secretary

Salomon Brothers High Income Fund Inc
      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York  11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 Salomon Brothers
                 High Income Fund Inc




                 Semi-Annual Report
                 JUNE 30, 1998


---------------------------------------------
         Salomon Brothers Asset Management
       ---------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                                     BULK RATE
                                                   U.S. POSTAGE
                                                       PAID
                                                 STATENISLAND, NY
                                                  PERMIT No. 169